UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                 August 2, 2004

                Date of report (Date of earliest event reported)

                              Cyanotech Corporation

             (Exact name of registrant as specified in its charter)


NEVADA                          000-14602                       91-1206026
(State or other          (Commission File Number)            (IRS Employer
jurisdiction of                                         Identification Number)
incorporation)



       73-4460 Queen Kaahumanu Highway, Suite #102, Kailua Kona, HI 96740

                    (Address of principal executive offices)

                                (808) 326 - 1353

                         (Registrant's telephone number)

                                 Not Applicable

          (Former name or former address, if changed since last report)


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Item 12  Results of Operations and Financial Condition
         ---------------------------------------------

         Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for Cyanotech Corporation for fiscal year 2005 first quarter (ended June 30, 2004) and forward-looking statements as presented in a press release of August 2, 2004. The information in this report shall be deemed incorporated by reference into any registration statement heretofore or hereafter filed under the Securities Act of 1933, as amended, except to the extent that such information is superceded by information as of a subsequent date that is included in or incorporated by reference into such registration statement. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

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

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 CYANOTECH CORPORATION (Registrant)
       August 2, 2004        By: /s/ Jeffrey H. Sakamoto
                                 -----------------------
                                 Jeffrey H. Sakamoto
                                 Vice President - Finance & Administration
                                 (Principal Financial and Accounting Officer)


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                                  EXHIBIT INDEX

Exhibit Number                            Description
      99.1       Press release dated August 2, 2004


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